SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2010

MARTEK BIOSCIENCES CORPORATION

(Exact name of registrant as specified in its

charter)

Delaware	0-22354	52-1399362
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

6480 Dobbin Road, Columbia Maryland	21045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 740-0081

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

On January 21, 2010, Martek Biosciences Corporation (“Martek”) issued a press release announcing that it had entered into an agreement to purchase Amerifit Brands Inc. from Charterhouse Group, Inc.  A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Martek hosted a conference call and webcast discussing this agreement on January 21, 2010 at 8:30 a.m. ET.  Attached hereto as Exhibit 99.2 and incorporated herein by reference are the slides used in connection with the conference call and webcast presentation.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits

99.1	Press Release dated January 21, 2010 issued by Martek Biosciences Corporation
99.2	Martek Biosciences Corporation Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Martek Biosciences Corporation

Date: January 21, 2010	By:	/s/ Peter L. Buzy
Peter L. Buzy
Chief Financial Officer, Treasurer and Executive Vice President for Finance and Administration

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated January 21, 2010 issued by Martek Biosciences Corporation
99.2	Martek Biosciences Corporation Presentation